UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2015

Bravatek Solutions, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant's telephone number, including area code)

Ecrypt Technologies, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On August 18, 2015, the registrant issued 976,998 shares of common stock to LG Capital Funding LLC ("LG") in partial satisfaction of its obligations under, and the holder's election to convert a $5,236 portion of, the registrant's convertible promissory note issued to LG on January 9, 2015.

On August 25, 2015, the registrant issued 3,000,000 shares of common stock to Justin Keener d/b/a JMJ Financial, ("JMJ") in partial satisfaction of its obligations under, and the holder's election to convert a $9,000 portion of, the registrant's convertible promissory note issued to JMJ on January 9, 2015.

On August 27, 2015, the registrant issued 2,181,418 shares of common stock to Adar Bays LLC ("Adar Bays") in partial satisfaction of its obligations under, and the holder's election to convert a $5,998 portion of, the registrant's convertible promissory note issued to Adar Bays on December 19, 2014.

On August 31, 2015, the registrant issued 1,879,764 shares of common stock to LG in partial satisfaction of its obligations under, and the holder's election to convert a $6,297 portion of, the registrant's convertible promissory note issued to LG on January 9, 2015.

On September 3, 2015, the registrant issued 2,136,119 shares of common stock to Union Capital LLC ("Union") in partial satisfaction of its obligations under, and the holder's election to convert a $5,404 portion of, the registrant's convertible promissory note issued to Union on December 19, 2014.

On September 3, 2015, the registrant issued 4,743,083 shares of common stock to Adar Bays LLC ("Adar Bays") in partial satisfaction of its obligations under, and the holder's election to convert a $12,000 portion of, the registrant's convertible promissory note issued to Adar Bays on December 19, 2014.

On September 14, 2015, the registrant issued 4,488,713 shares of common stock to LG Capital Funding LLC ("LG") in partial satisfaction of its obligations under, and the holder's election to convert a $6,315 portion of, the registrant's convertible promissory note issued to LG on January 9, 2015.

On September 14, 2015, the registrant issued 6,000,000 shares of common stock to JMJ in partial satisfaction of its obligations under, and the holder's election to convert a $7,560 portion of, the registrant's convertible promissory note issued to JMJ on January 9, 2015.

On September 18, 2015, the registrant issued 9,254,045 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $8,143 portion of, the registrant's convertible promissory note issued to Union on December 19, 2014.

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On September 23, 2015, the registrant issued 8,000,000 shares of common stock to JMJ in partial satisfaction of its obligations under, and the holder's election to convert a $6,720 portion of, the registrant's convertible promissory note issued to JMJ on January 9, 2015.

On September 24, 2015, the registrant issued 10,389,610 shares of common stock to Adar Bays in partial satisfaction of its obligations under, and the holder's election to convert an $8,000 portion of, the registrant's convertible promissory note issued to Adar Bays on December 19, 2014.

On September 24, 2015, the registrant issued 3,937,441 shares of common stock to LG in partial satisfaction of its obligations under, and the holder's election to convert a $3,693 portion of, the registrant's convertible promissory note issued to LG on January 9, 2015.

On September 24, 2015, the registrant issued 24,267,960 shares of common stock to Typenex Co-Investments, LLC ("Typenex") in partial satisfaction of its obligations under, the registrant's convertible promissory note issued to Typenex on February 3, 2015.

On September 30, 2015, the registrant issued 6,000,000 shares of common stock to JMJ in partial satisfaction of its obligations under, and the holder's election to convert a $2,520 portion of, the registrant's convertible promissory note issued to JMJ on January 9, 2015.

On October 7, 2015, the registrant issued 7,891,236 shares of common stock to LG in partial satisfaction of its obligations under, and the holder's election to convert a $3,700 portion of, the registrant's convertible promissory note issued to LG on January 9, 2015.

On October 12, 2015, the registrant issued 14,195,351 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $5,465 portion of, the registrant's convertible promissory note issued to Union on December 19, 2014.

On October 15, 2015, the registrant issued 5,091,279 shares of common stock to LG in partial satisfaction of its obligations under, and the holder's election to convert a $3,700 portion of, the registrant's convertible promissory note issued to LG on January 9, 2015.

On October 20, 2015, the registrant issued 14,800,000 shares of common stock to Adar Bays in partial satisfaction of its obligations under, and the holder's election to convert an $5,698 portion of, the registrant's convertible promissory note issued to Adar Bays on December 19, 2014.

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On October 22, 2015, the registrant issued 14,123,606 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $4,660 portion of, the registrant's convertible promissory note issued to Union on December 19, 2014.

The issuances of these shares were made in reliance on the exemption from registration provided by Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), as the common stock was issued in exchange for debt securities of the registrant held by each shareholder, there was no additional consideration for the exchange, there was no remuneration for the solicitation of the exchange, there was no general solicitation, and the transactions did not involve a public offering. The holders provided legal opinions pursuant to Rule 144 promulgated under Section 4(a)(1) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2015, the registrant filed Articles of Amendment to its Articles of Incorporation to change the name of the registrant to Bravatek Solutions, Inc. Also on October 23, 2015, the registrant filed Articles of Amendment to increase the number of shares of common stock the corporation is authorized to issue to 5,000,000,000. On November 2, 2015, the registrant filed Articles of Amendment to amend the Certificate of Designation of its Series A Preferred Stock. Each share of Series C Preferred Stock is still convertible at the election of the holder into 100 shares of common stock, but now entitles the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The foregoing descriptions of the Articles of Amendment are qualified in their entirety by the text of those Articles, filed as Exhibits 3.1 and 3.2 hereto, and incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

3.1	Articles of Amendment

3.2	Articles of Amendment

3.3	Articles of Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVATEK SOLUTIONS, INC.

Date: November 3, 2015	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci
Chief Executive Officer

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